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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________

        Date of Report (Date of earliest event reported): August 10, 2006

                          CF Industries Holdings, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                      001-32597             20-2697511
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

   One Salem Lake Drive                                           60047
       Long Grove, IL                                           (Zip Code)
    (Address of principal
      executive office)

        Registrant's telephone number, including area code (847) 438-9500


          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement

On August 10, 2006, the chief executive officer of CF Industries Holdings, Inc. (the "Company"), the Company's four other most highly compensated executive officers (determined based on salary and bonus for the year ended December 31, 2005) and David J. Pruett, who joined the Company on July 21, 2005, received grants of shares of restricted stock and stock options under the Company's 2005 Equity and Incentive Plan (the "Plan") as follows:


                                NUMBER OF SHARES        SHARES OF COMMON
     NAME AND POSITION          OF RESTRICTED           STOCK UNDERLYING
                                     STOCK              STOCK OPTIONS

     Stephen R. Wilson

     President and Chief
     Executive Officer              50,100                   155,900


     Ernest Thomas

     Senior Vice President and
     Chief Financial Officer         9,700                    30,100


     David J. Pruett

     Senior Vice President,
     Operations                      5,900                    18,400


     Douglas C. Barnard

     Vice President, General
     Counsel, and Secretary          6,200                    19,200


     Philipp P. Koch

     Vice President, Raw
     Materials Procurement           4,700                    14,800


     Robert D. Webb

     Vice President and
     Controller                      4,400                    13,800




All shares of restricted stock vest on the third anniversary of the grant date, subject to earlier forfeiture or accelerated vesting. Until vested, the shares of restricted stock may not be sold, assigned, transferred, donated, pledged or otherwise disposed of (except by will or the laws of descent and distribution).

If the executive's employment with the Company terminates for any reason other than due to death, disability or retirement prior to vesting, the shares of restricted stock will be forfeited. If the executive's employment is terminated due to death or disability, the shares of restricted stock will vest as of such termination. If the executive's employment is terminated due to retirement, all or a portion of shares or restricted stock may vest based on the executive's age at the time of retirement. The shares of restricted stock are also subject to accelerated vesting upon a "change of control" as defined in the Plan.

A copy of the form of Restricted Stock Award Agreement relating to the grants of restricted stock described above is attached hereto as Exhibit 10.1.

On August 10, 2006, certain other employees of the Company, including executive officers of the Company, also received grants of shares of restricted stock under the Plan on the terms set forth in the form of Restricted Stock Award Agreement.

The stock options described above have an exercise price of $14.83 (the closing price of the Company's common stock on August 10, 2006), vest in three equal installments on August 10, 2007, 2008 and 2009 (subject to earlier forfeiture or accelerated vesting), and expire on August 10, 2016. The options were granted pursuant to an award agreement substantially in the form of the Form of Non-Qualified Stock Option Award Agreement listed as Exhibit 10.11 to the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01.        Financial Statements and Exhibits

         (d) Exhibits.

         Exhibit No.       Description of Exhibit
         -----------       ----------------------

         10.1              Form of Restricted Stock Award Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: August 14, 2006               CF INDUSTRIES HOLDINGS, INC.


                                     By:  /s/ Douglas C. Barnard
                                         --------------------------------------
                                         Name:  Douglas C. Barnard
                                         Title: Vice President, General Counsel,
                                                and Secretary



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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
   10.1                  Form of Restricted Stock Award Agreement